UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           SCHEDULE 14C/A INFORMATION
                                   Amendment 1

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only
[X] Definitive Information Statement


                         Capitol Communities Corporation
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                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of  the fee  is offset as  provided  by  Exchange  Act
    Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No:

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         3) Filing Party:

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         4) Date Filed:

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                         CAPITOL COMMUNITIES CORPORATION
                        900 N. Federal Highway, Suite 410
                            Boca Raton, Florida 33432

                              INFORMATION STATEMENT
                         Annual Meeting of Shareholders
                               September 27, 2002

         The following is a correction on the number of shares of Common Stock outstanding and the number of shareholders as of the record date:

         As of the record date, there were 24,750,361 shares of Common Stock outstanding and approximately 1,106 holders of the Common Stock.

                                    By Order of the Board of Directors



                                    /s/ Michael G. Todd
                                    ----------------------------------
                                         Michael G. Todd
                                         President

September 23, 2002



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